Exhibit 10.3.1

FIRST AMENDMENT
TO THE
JACK IN THE BOX INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(As Amended and Restated Effective January 1, 2009)

1.	Section 2.23, “Years of Service” is hereby amended and restated in its entirety as follows:

’Years of Service’ means the number of years of service determined in accordance with the provisions of the Retirement Plan as in effect on September 17, 2015, whether or not the Participant is a participant in such plan, and without reference to Section 5.16 of the Retirement Plan.